ADA Environmental Solutions ROTH 2007 New York Conference September 5, 2007 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

This presentation contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934, which provide a "safe harbor" for such statements in certain circumstances.
Such statements are prefaced by words such as “anticipates,” “believes,” “hopes,”
“expects,” “intends” and “plans,” or words of similar meaning. These statements include the Company’s expectations regarding future revenues or other financial measures, the number and timing of anticipated projects and new contracts, anticipated size of and growth in our target markets, expected shortage in activated carbon supply, costs of building an activated carbon manufacturing facility and similar items. Such statements involve significant uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changing economic conditions and market demand for ADA-ES’ products and services, changes in technology, failure to satisfy performance guarantees, reductions in federal funding, changes in federal and state laws or regulations, results of demonstrations of the Company’s and licensed technologies, inability to obtain funding and other risks related to the development of an activated carbon manufacturing facility, operational difficulties, availability of skilled personnel, and other factors discussed in the Company's filings with the U.S.
Securities and Exchange Commission. The forward looking statements contained in this presentation are presented as of the date hereof, and we disclaim any duty to update such statements unless required by law to do so.

Overview
ADA Environmental Solutions develops environmental
technology and specialty chemicals for the coal-fired
power plant market
Recognized emission control industry experts
Senior staff has over 200 years experience developing
emission control technology
Baltimore, MD
Allentown, PA
Birmingham, AL
Marshall, TX
ADA-ES office
Littleton, CO
Napa, CA
(Headquarters)

Coal: a Key Energy Resource
Coal powers 50%+ of U.S. electricity generation
1,100+ coal-fueled boilers
Lowest cost energy source
Secure energy source – 250-year U.S. reserve
but
Clean coal technologies are critical to long-term
viability and future acceptance

Investment Highlights
Profitable and cash flowing on an annual basis since ‘03 spin-off
Strong balance sheet
Three significant growth opportunities:
1. Mercury control from power plants
• Leading provider of engineering services and equipment
• Well positioned for potential $1-3B/yr market from pending
Federal regulation (existing rules create $200-400mm market)
• Undertaking large capital projects ($260mm to $1.5B) to
vertically integrate in production of Activated Carbon (AC)
2. Developing Refined Coal (Section 45) product for older
plants
• Technology meets technical criteria for tax credits of
approximately $6 million per plant per year
3. Developing technology to address greenhouse gas CO
2

New Emission Control Markets Generate
Three Sequential Revenue Opportunities
1. R&D/Engineering Services
DOE and industry sponsorship
2. Low-cost capital equipment
Typical emission control equipment: $25 - $100mm
ADA equipment: ~ $1mm
3. Continuous chemical revenue streams
$100mm to $1B annual markets
Razors and Razor Blades

GROWTH AREA #1 MERCURY CONTROL

ADA-ES Technology is Low Cost and
Simple to Implement
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Activated Carbon (AC) Injection for Mercury Control

R&D Funding for Technology Development
1985-1996:  Awarded 50+ R&D contracts exceeding $40 million
2000:  Won $1.7 million DOE flue gas conditioning program
2001:  Won $6.8 million DOE mercury control program
2002:  Won $2.4 million DOE follow-on mercury control program
2003:  Won $8.8 million DOE full-scale mercury control program
2004:  Won $9 million contract with We Energies under $53 million mercury control program (50% funded by the DOE)
2004:  Won approx. $5 million contract for 4 additional sites
2006:  Won $7.5 million DOE mercury control project for 2 plants
2006:  NexGen JV may provide up to $5 million over next three years
2006:  DOE award for development of ADESORB ™ , a proprietary process to produce activated carbon
2006: $4 million DOE subcontract for sorbent-based CO
2
control

Transportable Silo for Long-Term Full-Scale Tests

Portable Feeder for Short-Term Full-Scale Tests

Sorbent Screening Device

ADA-ES

Engineering Services
Develop and demonstrate
emission control technology
Help utility clients develop cost-
effective emission control
Mercury, NO
X
/SO
2,
CO
2
, Particulate
Build relationships with utility
customers
On leading edge of new
regulations and new approaches
to existing regulations
Continuous
Mercury
Monitor

-11- Technology Demonstrations Provide Basis for Bidding and Guaranteeing Hg Control Tested ACI using western coal Tested ACI using eastern coal

Proven Technology
PRB/Bit Blend ESP
PRB ESP
PRB Fabric Filter
0
10
20
30
40
50
60
70
80
90
100
0 0.5 1 1.5 2 2.5 3 3.5 4
Sorbent Costs (mills/kWh)
Eastern Bituminous
Exceeded EPA cost goals by 80%
Established as “Best Available” and “Maximum
Achievable” control technology for mercury

Market Drivers: Regulations for Hg Control
Existing Rules Create $200-400 Million Market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

Prospects for New Federal Legislation
Expected to Create $1 Billion Market for AC
EPA sued by multiple states and environmental groups re:
CAMR
Ruling from the DC District Court expected in the near-
term
Two multi-pollutant (SO
2
, NO
x
, Hg, CO
2
) bills introduced to
the Senate in April
Bipartisan support

-15- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales:  Status
Rapidly growing market
Expect to bid on 50-100 systems in 2008-2009
Recently doubled the size of our engineering design group
In the past two weeks, ADA has announced wins on
solicitations for 15 new systems, assuming all contract
options exercised
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell, and Hitachi, among others

Activated Carbon (AC):  Current and
Near-Term Supply Capacity
Current AC market in US: approx. 450 million pounds per year
Primarily used for drinking water treatment
90% provided by Calgon, Norit and Mead Westvaco
• Operating near production capacity
40-60 million pounds of Chinese carbons had been dumped on the market at below cost
70% tariffs on Chinese carbons imposed in April ’07
New mercury control market could require additional 400 million pounds by 2010 and up to 1 billion pounds by 2012 to 2015
New AC production plants are necessary for new mercury control market
Can take 4 to 6 years to develop
ADA is implementing advanced plans to build new production plants to meet expected AC demand by customers
Plan to have one plant operational by Q1 2010

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
1,500
2,000
Activated
Carbon
(millions of
lbs / yr)
Current H20
AC Market
Developing
Market for
Hg Control
Total AC
Market
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on
Federal regulation

Recent Activated Carbon Market Activity
AC pricing in water treatment has risen 80%
compared to last year
Four utilities have issued RFPs for AC since Q2
2007
Up to 200 million pounds per year requested
3, 5, and 10-year terms requested
All requests for higher-priced Treated Carbon
(TAC) for Western coals
TAC quoted by AC suppliers at $1.00/lb and
above

ADA-ES New Activated Carbon Production
Largest AC plant(s) in North America
Capital cost: approx. $260mm per production line
Would produce approx. $100mm in product per year at current prices
IRR expected to be greater than 25%
4-6 year process:
Test products
Secure lignite feedstock
Design plant
Select site
Permits filed and pending
Purchase equipment
Permits issued/Construction
Permitting multiple sites:
goal of AC production by 2010
ADA’s current
stage

Permitting AC Plants at Three Lignite
Mine-Mouth Sites (Two Lines per Site)
1. Adjacent to Red River Mine in NW Louisiana
2. Adjacent to Falkirk Mine near Bismarck, ND
3. Alternate ND site to be announced

Anticipated Greenfield Funding
60 - 80% debt project financing
Long-term off-take contracts expected to provide
backing
20 - 40% equity including:
ADA-ES equity
• Shelf registration effective with SEC for issuance
of up to 3mm shares of Common Stock
• Terms to be determined at issuance
Anticipating equity from strategic partner(s)
in energy industry

Estimated Greenfield AC Plant Economics (1)
Based on Annual
revenue ~ $100 million
-TAC 68%
-PAC 29%
-Power 3%
EBITDA 70%
(1)  See Assumptions on Slide 39
Net Income
Taxes
Depreciation
Interest
Labor-GA-Maint.
Consumables
28%
16%
14%
12%
11%
19%

0
50
100
150
200
2006 2007 2008 2009 2010 2011 2012
Rev Low Rev Mid Rev High
EBITDA
Mercury Control –
Estimated Revenue & EBITDA (1)
Based on a single production line (6 being permitted)
for existing regulations
(1)  See Assumptions on Slide 39

Upcoming Milestones for Greenfield Plant
Milestones Date Status
File for air permit in LA August 2007 Filed
Banking/Finance partner August 2007 Credit Suisse
EPC Contractor selected October 2007 In Negotiation
File for air permit ND1 September 2007 Final Preparation
File for air permit ND2 October 2007
Major equipment ordered December 2007 In Procurement
Construction permits granted March 2008
Financial close March 2008
Unit 1 operational Q1 2010

Project Team for Greenfield AC Plant
MANAGEMENT, SITING, ENGINEERING, PROCUREMENT
& CONSTRUCTION
Emission Strategies Inc.: Project management
Ramco Generating Two: Siting & project development support
Highline Consultants, LLC: Engineering and environmental
management
Harris Group, Inc.: Engineering
East Mountain Consultants, Inc.: Project Controls
Andover Technology Partners: Market and alternatives analysis
Misc: Engineering cross-checks, surveys & geotech
TBD: EPC
TBD: Owner’s engineer
TBD: Owner’s construction management
OPERATIONS & ENVIRONMENTAL
Zephyr Environmental Corporation: Permitting
Resource Catalysts: Environmental
AOR, Inc.: Brand Development
Steve Young (ADA-ES): Process development & Ops
Ken Baldrey (ADA-ES): AC production R&D
Hazen Laboratories: Pilot & product testing
TBD: Plant operations contractor
FINANCE & LEGAL
4M Corporation: Finance & market analysis manager
Strategic Initiatives: Corporate finance advisor
Investment Bank: Credit Suisse
TBD: Equity Manager / co-manager
TBD: Strategic equity partner
Schuchat, Herzog and Brenman: Corporate counsel
Fox Rothschild: Lead counsel & legal team management
Ayres Law Group: Environmental group outreach &
legislation
Hogan & Hartson: Contracts & environmental attorneys
John Adams Associates: Public relations
The Equity Group: Investor relations
Blanchard, Walker, O’Quin & Roberts: LA counsel
Kean Miller: LA environmental & transmission attorneys
Kelsch Kelsch Ruff & Kranda: ND counsel
SALES & MARKETING
Jon Barr (ADA-ES)
Rich Miller (ADA-ES)

-27- GROWTH AREA #2 REFINED COAL

Refined Coal:  Cyclean
American Jobs Creation Act of 2004 creates tax credit of
$6/ton for “Refined Coal” (2009 – 2019)
“Refined” if 20% reduction in NO
X
and 20% reduction in
SO
2
or Mercury
ADA-ES Refined Coal
process:
Adds proprietary chemicals on
Western Coal
For Cyclone boilers
Burns cleaner and more
efficiently

Status:  Cyclean Refined Coal
Simple process designed for rapid deployment
Demonstrated at three full-scale plants
achieving emission reduction levels that can
qualify for the tax credit
Patents on key components of technology;
recently applied for new patents
Marketing effort underway

Cyclean Business Model
Established a JV, Clean Coal Solutions LLC (CCS), with
an affiliate of NexGen Resources Corporation
NexGen to pay ADA-ES $5mm for 50% of CCS upon tax
qualification
Expect CCS to have chemical revenue of $3-4/ton
The $6/ton tax credit to be monetized into $4.80/ton
revenue (may share tax credit with customer)
Target market: Cyclone boilers burning PRB coal
60 million tons per year total market
20 million tons per year currently require mercury control

Remaining Challenges for Refined Coal
Recent PRB
Coal Prices
Clarification of “50% Market Value” requirement
2006 price spikes created unexpected volatility
Congressional clarification required
Bill currently in joint House/Senate committee
Rapid marketing of product
-
5.00
10.00
15.00
20.00
25.00
2003 2004 2005 2006 2007 2008 2009 2010 2011
8800 Btu 8400 Btu

0
25
50
2006 2007 2008 2009 2010 2011 2012
Rev Low Rev Mid Rev High
EBITDA
Refined Coal –
Estimated Revenue & EBITDA (1)
Based on 10 Million Tons of Refined Coal Per Year
(1)  See Assumptions on Slide 39

GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

CO
2
Control Business Plan
In pre-market period, use funding from electric power
generators and DOE
Awarded a subcontract on $4mm DOE program for
sorbent-based CO
2
control
Seeking utility funding for ADA technology
Seeing a rapid growth in funding available to address the
CO
2
issue
Develop technology with a focus on the existing fleet of
1,100 boilers
Focus on technology that will have a component that
creates a continuing revenue stream
Potentially largest new market opportunity

FINANCIAL OVERVIEW

Financial Highlights
Cash flowing & profitable on an annual basis
since ‘03 spin-off
40% growth in revenue in 2006
Raised over $20 million in past two years to support
growth
Two private equity placements
5.9 million diluted shares outstanding
50%+ held by institutions
~15% held by insiders and employees

Past Actual and Estimated Future
Revenue by Product Line (1)
Based on a Single AC Production Line
(1)  See Assumptions on Slide 39
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other FGC Mercury Refined Coal CO2

Past Actual and Estimated Future
Revenue by Product Segments
(1)
Based on a Single AC Production Line
(1)  See Assumptions on Slide 39
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other Engineering Consulting Equipment Chemicals

Assumptions
Actuals, 2007 Budget, 2008 – 2012 Projections
1. Revenue / EBITDA
A. Mercury
i. Achieve 50% of available ACI equipment market
ii. Greenfield Activated Carbon Plant Project
a) Single production line
b) Current spot pricing for AC
B. Refined Coal
i. Sell 10 million tons Cyclean per year
ii. $6/ ton tax credit, shared 50% with customer and monetized
C. Declining FGC revenues, Increasing CO
2
consulting
D. EBITDA based on mid-point estimates
2. Greenfield Activated Carbon Plant Economics
A. Current price quotes for lignite, labor, and equipment
B. Average of first ten years of production

Strong Financial Position
Balance sheet highlights (at 6/30/07):
Cash and investments of $21.2 million
Working capital of $15.5 million
No long-term debt
Shareholders’ equity of $28.0 million
Market cap $59 million (8/29/07)

Summary
ADA-ES has been instrumental in creating a new mercury
control market
Existing rules: estimated 150 ACI systems, 400 mm lbs/yr AC
Pending Federal Rule: estimated 600-700 ACI systems, 1 B
lbs/yr AC
Already a leading provider of engineering services and
equipment for the mercury control market
Building new AC plants for this market
Operating permits for 6 production lines expected Q1-2 2008
Well positioned to respond to AC demand by Federal rule
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
The next big opportunity in Emission Control
Strong financial position and growing revenue base